EXHIBIT 10.30

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this “Agreement”) is entered into as of December 16, 2014 (“Effective Date”), by and between Ener-Core, Inc. (the “Company”), and each of the parties named under Column I of the table in Exhibit A attached hereto (collectively the “Investors”) (Company and Investors are hereinafter collectively referred to, at times, as the “Parties,” and each individually, as a “Party”).

RECITALS

WHEREAS, on November 18, 2013, the Company entered into that certain Subscription Agreement (the “Subscription Agreement”) with the Investors, pursuant to which the Company issued and sold to Investors, in a private placement (the “Offering”), an aggregate 1,500,000 shares of the Company’s common stock, par value $0.0001 per share, at a per share purchase price of $1.00 per share;

WHEREAS, on November 18, 2013, the Company also entered into that certain Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors whereby the Company agreed to file a registration statement with the Securities and Exchange Commission to register the shares acquired by the Investors in the Offering;

WHEREAS, on December 1, 2014 entered into that certain Amendment and Waiver Agreement (the “Amendment”) with the Investors to amend certain terms of the Subscription Agreement and also to memorialize the agreed upon waiver of certain rights of the Investors under the Registration Rights Agreement, specifically: (a) the purchase price per share for the shares of Common Stock acquired by the Investors under the Subscription Agreement was reduced from $1.00 per share to $0.78 per share, resulting in the issuance of an aggregate 423,077 additional shares to the Investors; (b) the Company agreed to issue a warrant to each Investor (the “Warrant”) with an exercise price per share of $0.78 per share, which Warrant is immediately exercisable and expires 60 months after the its date of issuance, for the purchase of up to an additional 50% of the total number of shares acquired by such Investor under the amended terms of the Subscription Agreement, resulting in the issuance of Warrants to the Investors for the purchase of up to an aggregate of 961,538 shares; and (c) the Investors agreed to waive their rights under the Registration Rights Agreement with respect to any and all additional shares of Common Stock issuable to the Investors as a result of the Amendment, including the Common Stock shares underlying the Warrants;

WHEREAS, a potential dispute (the “Potential Dispute”) has arisen between the Company and Investors in connection with the Offering; and

WHEREAS, the Parties, each without admission of any liabilities under the Potential Dispute, now desire to enter into this Agreement to resolve the Potential Dispute and any and all Claims (as defined herein) between them as of the Effective Date.

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NOW, THEREFORE, for and in consideration of the mutual releases, promises, covenants, representations, and warranties contained herein and for other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.   Incorporation of Recitals. The above Recitals are hereby incorporated into and made a part of this Agreement.

2.   Consideration. Subject to the terms and conditions set forth in this Agreement, and as consideration for the releases, promises, agreements and covenants set forth herein:

2.1     The Parties hereby agree to amend the Warrants issued pursuant to the Amendment whereby the “Exercise Price” (as defined in the Warrants) per share, as set forth in Section 1(b) of the Warrants, shall be reduced from $0.78 per share to $0.50 per share.

2.2     Contemporaneous with the execution and delivery of this Agreement, the Company hereby agrees to issue to each Investor a warrant (each a “New Warrant” and all such warrants collectively, the “New Warrants”) to purchase up to the number of shares of the Company’s common stock set forth under Column II titled “Number of New Warrant Shares” in the New Warrants Table set forth in Exhibit A attached hereto, which New Warrant shall be substantially in the form attached as Exhibit B to this Agreement. Each New Warrant shall have a per share exercise price of $0.50 per share, shall be immediately exercisable upon issuance, and shall expire 60 months after the date of its issuance. The Warrants shall be issued to the entities listed in the New Warrants Table set forth in Exhibit A attached hereto at the sole direction of the Investors.

2.3     Each Investor signatory to this Agreement hereby agrees that the Registration Rights Agreement shall not apply to, and such Investor hereby waives all of such Investor’s rights under the Registration Rights Agreement, if any, with respect to the New Warrants and any and all shares of Company’s common stock issuable pursuant to this Agreement, including the shares of the Company’s common stock underlying the New Warrants, and will make no claims for damages or for default thereunder; provided, however, that all other ongoing obligations of the Company under the Registration Rights Agreement shall remain in full force and effect.

3.   Mutual Releases and Covenant Not To Sue.

3.1     Except for such obligations, rights or claims as may be created by, contingent upon or arise from the terms and conditions of this Agreement, each and every Investor, on behalf of itself and each of its agents, brokers, legatees, devisees, executors, trustees, beneficiaries, affiliates, administrators, successors in interest, predecessors in interest, assigns, corporations, partners, entities, attorneys, directors, officers, employees, insurers, and representatives (collectively, the “Investor Releasors”), hereby releases and forever discharges the Company, and each of its agents, brokers, affiliates, successors in interest, predecessors in interest, assigns, attorneys, directors, officers, employees, insurers, and representatives (collectively, the “Company Releasees”), and each of them, separately and collectively, from any and all claims, losses, liens, demands, causes of action, obligations, damages and liabilities of any kind or nature (collectively, the “Claims”), that relate to any time up to and including the Effective Date, whether known or unknown, that the Investor Releasors have, had in the past, or may have in the future, against the Company Releasees, or any of them, of any type whatsoever, including but not limited to Claims arising out of, in connection with, or relating to, the Subscription Agreement, the Offering or the Potential Dispute.

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3.2     Except for such obligations, rights or claims as may be created by, contingent upon or arise from the terms and conditions of this Agreement, the Company, on behalf of itself and each of its agents, brokers, legatees, devisees, executors, trustees, beneficiaries, affiliates, administrators, successors in interest, predecessors in interest, assigns, corporations, partners, entities, attorneys, directors, officers, employees, insurers, and representatives, (collectively, the “Company Releasors”), hereby releases and forever discharges the Investors, and each of their respective agents, brokers, affiliates, successors in interest, predecessors in interest, assigns, attorneys, directors, officers, employees, insurers, and representatives, (collectively, the “Investor Releasees”), and each of them, separately and collectively, from any and all Claims that relate to any time up to and including the Effective Date, whether known or unknown, that the Company Releasors have, had in the past, or may have in the future, against the Investor Releasees, or any of them, of any type whatsoever, including but not limited to Claims arising out of, in connection with, or relating to, the Subscription Agreement, the Offering or the Potential Dispute.

3.3     Except for the enforcement of this Agreement, each of the Parties, for itself, and for its respective Releasors (hereinbefore defined) hereby covenants not to sue any of the other Parties or their respective Releasees (hereinbefore defined) based on any Claim covered by the foregoing releases set forth in Sections 3.1 and 3.2.

4.   California Civil Code Section 1542. Except for such obligations, rights or claims as may be created by, contingent upon or arise from the terms and conditions of this Agreement, each of the Parties hereby agree that this Agreement is a full and final accord and satisfaction and release as to all Claims for any injuries and damages each Party may ever assert against the other Party in connection with any time up to and including the Effective Date, relating to the Subscription Agreement, the Offering or the Potential Dispute, and/or any other Claims relating thereto, whether now known or unknown, contingent or accrued, and whether now existing or resulting in the future. In furtherance of this intention, and as further consideration for the Agreement, each Party hereby represents and warrants that it has been informed of, has read, is familiar with, and does hereby expressly waive and relinquish all rights that it has or may have under Section 1542 of the California Civil Code (“Section 1542”) and all other similar rights in other states or territories of the United States of America, or any other jurisdiction. Section 1542 provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Accordingly, the releases given herein shall remain in effect notwithstanding the discovery or existence of any additional facts or Claims in existence at the time this Agreement was executed.

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5.   Investor Representations. Each Investor, severally and not jointly, represents and warrants to the Company, as of the Execution Date, as follows:

5.1     Each Investor has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of each Investor enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

5.2     Each Investor owns all right, title and interest in and to its respective Claims, if any, and has not sold, assigned or otherwise transferred to any third party any interest it may have in any of such Claims, respectively.

5.3     The New Warrants and the shares of the Company’s common stock issuable upon exercise of the New Warrants (collectively with the New Warrants, the “Securities”) are being acquired for investment for each Investor’s own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof.

5.4     Each Investor has had an opportunity to ask questions and receive answers and other information from the Company regarding the terms and conditions of the Securities and the business, properties, prospects, financial condition, and results of operations of the Company, and each Investor has received sufficient information on which to make an investment decision.

5.5     Each Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

5.6     Each Investor understands that the purchase of the Securities involves substantial risk. Each Investor is a sophisticated and accredited investor and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Securities. Each Investor has not been organized for the purpose of acquiring the Securities.

5.7     Each Investor understands that:

(i)      the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances;

(ii)      the Securities have not been registered under the Securities Act or any state securities laws and are being offered in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and the Company is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of each Investor contained in this Agreement in order to determine the availability of such exemptions and the eligibility of each Investor to acquire the Securities;

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(iii)      the Securities must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

(iv)      the Securities will bear a legend substantially in the form set forth in Section 5(k) herein; and

(v)      the Company will make a notation on its transfer books to such effect.

5.8     Each Investor understands that (i) the sale or resale of the Securities has not been and is not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless: (A) such Investor shall have delivered to the Company an opinion of Company counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (B) sold under and in compliance with Rule 144, as promulgated under the Securities Act (or a successor rule).

5.9     Investor understands that the certificates evidencing the Securities will bear a legend substantially similar to the following, as well as any other legends required by applicable law:

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

5.10     Each Investor further understands that there are no registration rights associated with the Securities being acquired pursuant to this Agreement.

5.11     The representations and warranties and statements of fact made by each Investor in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

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6.   Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Investors as follows:

6.1     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company has the corporate power and authority to execute, deliver and perform the Agreement, the New Warrant and any other agreements contemplated hereunder (collectively, the “Transaction Documents”) to which it is a party and to issue, sell and deliver the Securities.

6.2     The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations thereunder, and the issuance, sale and delivery of the Securities have been duly authorized by all requisite corporate action. The New Warrants, when issued pursuant to the Agreement, have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive or similar rights, and have been issued in compliance with applicable securities laws, rules and regulations.

6.3     The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. When delivered in accordance with the terms hereof, the Transaction Documents will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

6.4     The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

6.5     The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Incorporation, as amended, or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been filed on EDGAR), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any subsidiary of the Company or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any subsidiary of is a party or by which the Company or a subsidiary is bound or to which any of their respective assets or properties is subject.

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6.6     Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising, as those terms are used in the provisions of Regulation D in connection with the offer or sale of any of the Securities.

6.7     Neither the Company nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Act.

6.8     The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the Securities Act.

6.9     The representations and warranties and statements of fact made by the Company in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

7.   Miscellaneous.

7.1     No Admissions; No Prior Assignment. Neither the negotiation or execution of this Agreement nor the releases and dismissals provided for herein, nor any other act or agreement in furtherance of this Agreement, shall be construed in any way as an admission of any kind on the part of any Party hereto for any liability whatsoever, to the other Party, except as may be otherwise expressly provided for in this Agreement, nor shall any past or present liability or wrongdoing on the part of any Party be implied thereby. Each Party further agrees that it will not, and will cause its respective officers, directors, employees, agents, representatives, and subsidiaries not to, directly or indirectly, whether orally or in writing, make any statements or representations to any third party (i) that the other Party was liable or admitted any liability in connection with the matters covered by this Agreement, and (ii) regarding the subject matter of this Agreement, including, but not limited to, any and all discussions preceding the negotiation and execution of this Agreement, except that either Party may disclose the existence of this Agreement and may also disclose the specific terms set forth herein as may be required pursuant to applicable law, including, but not limited to, the applicable rules and regulations of the SEC.  Each of the Parties hereto hereby further warrants that it has not previously assigned, transferred or granted, or purported to assign, transfer or grant, any Claim, matter, or cause of action which is being released herein.

7.2     Successors and Assigns; Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party hereto.

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7.3     Survival of Representations and Warranties. Notwithstanding any provisions in this Agreement to the contrary, the representations and warranties given or made by the Parties under this Agreement: (i) shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of each Party, and (ii) shall survive the execution and delivery of the Transaction Documents. Nothing in this Section 7.3 shall impair or alter any covenant or agreement of the Parties which by its terms contemplates performance after the Execution Date.

7.4     Governing Law/Venue. This Agreement shall be governed by and construed under the laws of the State of California, without regard to conflicts of laws principles. Each Party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any Proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the City and County of Los Angeles, State of California shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or Proceeding in connection with, arising out of or related to this Agreement.  Each Party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 7.4 in the manner set forth in Section 7.6 of this Agreement for the giving of notice.  Any final judgment rendered against a Party in any Proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law. If any Proceeding arises or is commenced to interpret, enforce or recover damages for the breach of any term of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party its reasonable attorneys’ fees actually incurred, together with other costs relating to any such Proceeding. “Proceeding” shall mean any action, claim, demand, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation commenced, brought, conducted or heard by or before, or that otherwise has involved or may involve, any applicable judicial, governmental, administrative or regulatory authority or any arbitrator or arbitration panel.

7.5     Titles and Subtitles; Construction. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Unless otherwise expressly provided, the word "including" and its syntactical variants do not limit the preceding words or terms and mean "including, but not limited to."

7.6     Notices.  Any notice, demand, consent, request, instruction or other communication required or permitted hereunder shall be in writing, delivered via first class certified mail or registered mail (return receipt requested, postage prepaid), via internationally recognized overnight courier or via hand-delivery to addresses that are set forth on the signature pages hereof, and shall be deemed sufficiently given, received and effective on the earliest of: (i) if mailed via certified or registered mail return (return receipt requested, postage prepaid) to the applicable address set forth in the signature pages hereto, five (5) Business days after being mailed; (ii) the second Business Day following the date of mailing, if sent to the applicable address set forth in the signature pages hereto by internationally recognized overnight courier service, or (iii) the date of actual receipt by the party to whom such notice or communication is required or permitted to be given, if such notice or communication is hand-delivered to such party. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.6), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second Business Day the notice is sent (as evidenced by a sworn affidavit of the sender). “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

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7.7     Separate Counsel; Expenses. Each Party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement. Each of the parties shall bear its own costs and expenses incurred with respect to the review, negotiation, execution, delivery, and performance of this Agreement.

7.8     Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing executed by the Parties. No waiver by any Party of any default or breach by another Party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such Party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any Party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such Party’s rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

7.9     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the Parties hereby agree to negotiate in good faith to modify this Agreement to preserve each Party’s anticipated benefits under this Agreement.

7.10     Entire Agreement; Further Assurances. This Agreement represents and constitutes the entire agreement and understanding between the parties with regard to the subject matter contained herein. All prior agreements, understandings and representations are hereby merged into this Agreement. Each Party shall execute and/or cause to be delivered to each other Party such instruments and other documents, and shall take such other actions, as such other Party may reasonably request (prior to, at or after the Execution Date) for the purpose of carrying out or evidencing any of the transactions contemplated hereunder.

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7.11     Specific Performance. The Parties agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other remedies at law would not be an adequate remedy for any such damages. Accordingly and in addition to any other remedy that may be available at law or in equity, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by any Party of any of its covenants or obligations set forth in this Agreement, the non-breaching Party shall be entitled to apply to a court of competent jurisdiction for specific performance, or injunctive relief, or such other relief as such court may deem just and proper, in order to enforce this Settlement Agreement or prevent any violation of the terms hereof, and to the extent permitted by applicable law, each Party waives the posting of a bond and any objection to the imposition of such relief.

7.12     Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

[Signature pages follow]

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[COMPANY SIGNATURE PAGE]

IN WITNESS WHEREOF, the Parties have each approved and executed this Agreement on the date first set forth above.

COMPANY:

Ener-Core, Inc.

By:
Name:	Alain Castro
Title:	Chief Executive Officer

Address for Notices:

      Ener-Core, Inc.

      Attn: Mr. Alain Castro, CEO

      9400 Toledo Way

      Irvine, CA 92618

      Tel: (949) 616-3300

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[INVESTOR SIGNATURE PAGE]

IN WITNESS WHEREOF, the Parties have each approved and executed this Agreement on the date set forth above.

INVESTOR:

Rufus Dufus, LLC

By:

Name:

Title:

Address for Notices:

[INVESTOR SIGNATURE PAGE]

IN WITNESS WHEREOF, the Parties have each approved and executed this Agreement on the date set forth above.

INVESTOR:

Dylana Dreams, LLC

By:

Name:

Title:

Address for Notices:

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EXHIBIT A

NEW WARRANTS TABLE

(Column I) Investor Name:	(Column II) Number of New Warrant Shares:
Pilly Boy, LLC	641,026
Island Pickle, LLC	320,513

E-1

EXHIBIT B

NEW WARRANT

[Attached]

 E-2